 Exhibit 99.2

STOCK PURCHASE AGREEMENT

 THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of this 13th day of December, 2010, to be effective as of the 9th day of December, 2010, by and among Wray and Sally Thompson ("Seller") and Tandy Leather Factory, Inc., a Delaware corporation (the "Company").

WITNESSETH:

WHEREAS, Seller currently owns an aggregate of 219,576 shares of the Common Stock of the Company, par value $0.0024 per share (the “Common Stock”); and

WHEREAS, Seller desires to sell 100,000 shares of Common Stock (the "Shares") to the Company and the Company desires to purchase the Shares from Seller pursuant to the terms and conditions described in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Agreement, the parties hereto agree as follows:

1. INCORPORATION OF RECITALS. The foregoing recitals are specifically incorporated in this Agreement by this reference.

2. PURCHASE AND SALE OF THE SHARES. Subject to the terms of this Agreement, Seller agrees to sell to the Company, and the Company agrees to purchase from Seller, the Shares.

3. PURCHASE CONSIDERATION. The purchase price for the Shares (the "Purchase Price") shall be $4.33 per Share in cash, for an aggregate purchase price to Seller of $433,000.

4. CLOSING.

(a) The consummation of the transactions contemplated under this Agreement (the "Closing") shall occur at the offices of the Company at such date and time as is mutually agreed between the parties (such date and time of Closing being herein called the “Closing Date”).

(b) At the Closing, Seller will deliver to the Company a certificate or certificates representing the Shares, with such certificates duly endorsed or with related stock powers duly executed in blank and attached, transferring the Shares to the Company and the Company will pay to Seller the Purchase Price by wire transfer.

5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to the Company as follows:

(a) Seller is the legal owner of the Shares;

(b) Seller holds or, as of the Closing will hold, the Shares free and clear of all liens, pledges, encumbrances and adverse claims;

(c) Seller is duly authorized to enter into the Agreement and to sell the Shares, and this Agreement is a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms;

(d) The execution, delivery and performance of this Agreement does not and will not constitute a breach or violation of, or a default under, any agreement binding upon Seller, and does not require any consent or approval of any third party; and

(e) Upon the delivery to the Company of the certificates for the Shares, properly endorsed or with appropriate stock powers sufficient for transfer of the Shares to the Company, the Company will have acquired good and valid title thereto, free and clear of all liens, pledges, encumbrances and adverse claims.

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Seller as follows:

(a) The Company has been duly organized and is validly existing under the laws of the State of Delaware. The Company has the full corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(b) This Agreement and the transactions contemplated hereby have been authorized by the Company by all necessary corporate action of the Company, and this Agreement is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms; and

(c) The execution, delivery and performance of this Agreement does not and will not constitute a breach or violation of, or a default under, the Company's Articles of Incorporation or By-Laws, or require any consent or approval of any third party, except such consents or approvals as shall have been obtained on or before the Closing Date.

7.  CONDITIONS TO THE COMPANY’S OBLIGATIONS.  The obligation of the Companyt o complete the Closing are contingent upon the occurrence of each of the following events:

(a) Certificates for all of the Shares, together with all appropriate endorsements, stock powers, assurances and such other documents as the Company may reasonably request, in a form reasonably satisfactory to the Company, must be delivered to the Company at the Closing; and

(b) Each of the representations and warranties of Seller in Section 5 above shall be true and correct on the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date.

8.  CONDITIONS TO SELLER’S OBLIGATIONS.

(a) The Purchase Price shall have been delivered to Seller in the form and manner described in Section 4 above; and

(b) Each of the representations and warranties of the Company set forth in Section 6 above shall be true and correct on the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date.

9.  INDEMNIFICATION.  The Company agrees to indemnify and hold Seller harmless from damage, claim or loss (including reasonable attorneys’ fees) resulting from any misrepresentation in or breach of this Agreement by the Company.  Seller hereby agrees to indemnify and hold the Company harmless from damage, claim or loss (including reasonable attorneys’ fees) resulting from any misrepresentation in or breach of this Agreement by Seller.

10. NOTICES. All notices and other communications given under this Agreement shall be in writing and shall be deemed given (a) on the date of delivery, if delivered personally, (b) on the date of transmission, if sent via facsimile transmission to the number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the date after delivery to a reputable nationally recognized overnight courier service, or (d) three days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

(i) if to the Company:	Tandy Leather Factory, Inc. 1900 Southeast Loop 820 Fort Worth, Texas 76140 Attn: Jon Thompson, Chief Executive Officer and President

Tandy Leather Factory, Inc. 1900 Southeast Loop 820 Fort Worth, Texas 76140 Attn: William M. Warren, Secretary and General Counsel

(ii) if to Seller:	Wray and Sally Thompson 3200 Penny Lane Mansfield, Texas 76063

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section (provided that no such notice shall be effective until it is received by the other parties hereto).

11. MISCELLANEOUS.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) The parties to this Agreement shall each bear their own expenses incurred in connection with this Agreement.

(c) The representations and warranties contained in Sections 5 and 6 hereof shall survive the Closing for so long as any statute of limitations applicable to the matters addressed by such representations and warranties remains open, in whole or in part, including without limitation by reason of waiver of such statute of limitations.

(d) The construction, interpretation and validity of this Agreement shall be governed by and determined in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

(e) Each of the parties hereto and their respective agents, attorneys and advisors will maintain the confidentiality of all information provided in connection herewith; provided, that this subsection shall not preclude the Company or Seller from making any disclosure that the Company or Seller reasonably believes is required by applicable law.

(f) This Agreement contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, written or oral, with respect to the subject matter hereof are merged herein. No change, amendment, qualification or cancellation hereof shall be effective unless in writing and executed by each of the parties hereto by their duly authorized officers.

(g) This Agreement and the transactions contemplated hereby may be terminated and abandoned:  (i) at any time prior to the Closing Date by mutual written consent of the Company and Seller; and (ii) by either party if a condition to performance by such party hereunder has not been satisfied or waived by the date that is 14 days from the date hereof; provided, that no party may not terminate this Agreement pursuant to Section 11(g) if the Closing has not occurred because such party is, at such time, in breach of this Agreement.

12. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same Agreement. The parties may execute more than one copy of the Agreement, each of which shall constitute an original.

IN WITNESS WHEREOF, Seller and the Company each have caused this Agreement to be duly executed as of the day and year first above written.

TANDY LEATHER FACTORY, INC.

By: /s/ Jon Thompson Jon Thompson Chief Executive Officer & President

By: /s/ William M. Warren William M. Warren Secretary and General Counsel

SELLER:

By: /s/ Wray Thompson Wray Thompson

By: /s/ Sally Thompson Sally Thompson